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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 21, 1997


                            Concorde Gaming Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Colorado                   0-8698                 84-0716683
-------------------------------      -----------         -------------------
(State or other jurisdiction of      (Commission            (IRS Employer
         incorporation)              File Number)        Identification No.)



                                3290 Lien Street
                        Rapid City, South Dakota 57702
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (605) 341-7738


                              Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

         (a) Effective July 21, 1997, Concorde Gaming Corporation (the "Registrant") completed the acquisition of substantially all of the assets related to North Star Casino Limited Liability Company's ("North Star") business of owning and operating the Golden Gates Casino in Blackhawk, Colorado (the "Casino Assets"), pursuant to the terms of an Asset Exchange Agreement (the "Agreement") dated June 12, 1997 by and among the Registrant, North Star, Concorde Gaming of South Dakota, Inc., Midwest Gaming, Inc. and Concorde Cripple Creek, Inc.

                 The Agreement provided for the exchange of the Casino Assets for the Registrant's assets used in its South Dakota video lottery route business (the "Video Lottery Assets"). The transfer of the Video Lottery Assets was completed on June 16, 1997. In addition to the transfer of the Video Lottery Assets, the Registrant paid $870,000 in cash, subject to adjustment, assumed approximately $380,000 in liabilities and issued 1,743,333 shares of the Registrant's common stock to North Star.

                 The consideration paid to North Star was determined through arm's length negotiations.

         (b) The Registrant intends to continue the use of the Casino Assets as they are currently used by North Star.



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Item 7.  Financial Statements and Exhibits.

         (a) At this time it is impracticable for the Registrant to provide the financial statements required by this item. The required financial statements will be filed with the Securities and Exchange Commission by an amendment to this Form 8-K not later than sixty (60) days after the date on which this Current Report on Form 8-K is due.

         (b) At this time it is impracticable for the Registrant to provide the financial statements required by this item. The required financial statements will be filed with the Securities and Exchange Commission by an amendment to this Form 8-K not later than sixty (60) days after the date on which this Current Report on Form 8-K is due.

         (c)     Exhibits

                 10 Asset Exchange Agreement dated June 16, 1997 by and among the Registrant, North Star, Concorde South Dakota, Midwest Gaming, and Concorde Cripple Creek.*

* Incorporated by reference to the Registrant's Current Report on Form 8-K dated June 16, 1997



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CONCORDE GAMING CORPORATION



Date:  August 4, 1997                 By: /s/  David L. Crabb
                                         --------------------------------------
                                          David L. Crabb, Chief Financial
                                          Officer


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